Exhibit 99.2 FOR IMMEDIATE RELEASE PINNACLE AND SYNOVUS RECEIVE FEDERAL BANK REGULATORY APPROVAL TO COMBINE Merger close anticipated for Jan. 1, 2026 NASHVILLE, TN AND COLUMBUS, GA, Nov. 25, 2025 – The proposed combination of Pinnacle Financial Partners (Nasdaq/NGS: PNFP) and Synovus Financial Corp. (NYSE: SNV) has received regulatory approval from the Board of Governors of the Federal Reserve System. With shareholders of each company approving the merger on Nov. 6, 2025, Pinnacle and Synovus anticipate completing the merger Jan. 1, 2026, subject to satisfaction of the remaining customary closing conditions. “Federal bank regulatory approval brings us another step closer to combining two strong organizations with a shared commitment to people,” said Kevin Blair, Synovus CEO and who will be president and CEO of the combined company. “By leveraging the best of both firms, we’ll accelerate growth, expand opportunities and deliver lasting impact for clients, team members and communities.” “I’m incredibly proud of the teams on both sides of this deal who are working in lockstep to bring us together,” said Pinnacle President and CEO Terry Turner, who will be chairman of the board for post-close Pinnacle. “This is such a complex process, but both teams are pulling in the same direction toward the end goal, which is to create a bank that’s bigger, stronger and better able to serve the needs of our clients and communities than ever before.” See a complete update of the merger process and a timeline of what’s ahead. Integration teams are working closely together toward closing with clear plans for how the firm will operate on Day One, while also building the blueprint for integration. Throughout 2026, team members will work to bring systems, processes and people under the Pinnacle brand. Full system and brand conversions are expected to take place in the first half of 2027. Until then, clients at both firms should see very little change in their day-to-day business, and Synovus locations will continue to operate under the Synovus brand.

“There’s no shortage of lessons learned to draw from in a merger like ours, and we’ve made decisions and taken actions to avoid pitfalls,” Blair said. “By focusing on the client and team member experiences and keeping local leadership and continuity across our markets, we’re building on Pinnacle’s legacy as one of America’s top-performing banks with engaged and purposeful teams, a loyal and growing client base and outsized shareholder returns.” The combined firm will have $116 billion in assets and headquarters in two of the Southeast’s most important and fastest growing markets: The holding company will be based in Atlanta, GA, and Pinnacle Bank will be based in Nashville, TN, as a Tennessee state-chartered bank and member of the Federal Reserve System. About Pinnacle Pinnacle Financial Partners provides a full range of banking, investment, trust, mortgage and insurance products and services designed for businesses and their owners and individuals interested in a comprehensive relationship with their financial institution. The firm is the No. 1 bank in the Nashville- Murfreesboro-Franklin MSA, according to 2025 deposit data from the FDIC. Pinnacle is No. 9 on FORTUNE magazine’s 2025 list of 100 Best Companies to Work For® in the U.S., its ninth consecutive appearance and was recognized by American Banker as one of America’s Best Banks to Work For 12 years in a row and No. 1 among banks with more than $10 billion in assets in 2024. The firm began operations in a single location in downtown Nashville, TN in October 2000 and has since grown to approximately $56.0 billion in assets as of September 30, 2025. As the second- largest bank holding company headquartered in Tennessee, Pinnacle operates in several primarily urban markets across the Southeast. Additional information concerning Pinnacle, which is included in the Nasdaq Financial-100 Index, can be accessed at www.pnfp.com. About Synovus Financial Corp. Synovus Financial Corp. is a financial services company based in Columbus, Georgia, with approximately $60 billion in assets. Synovus provides commercial and consumer banking and a full suite of specialized products and services, including wealth services, treasury management, mortgage services, premium finance, asset-based lending, structured lending, capital markets and international banking. As of Sept. 30, 2025, Synovus has 244 branches in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a Great Place to Work-Certified Company. Learn more about Synovus at synovus.com.

Pinnacle Contacts Investors Harold Carpenter Chief Financial Officer harold.carpenter@pnfp.com Media Joe Bass Director of External Relations joe.bass@pnfp.com Synovus Contacts Investors Jennifer H. Demba, CFA Senior Director, Investor Relations jenniferdemba@synovus.com Media Audria Belton Director, External Communications media@synovus.com Forward-Looking Statements This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction between Synovus Financial Corp. (“Synovus”) and Pinnacle Financial Partners, Inc. (“Pinnacle”), including future financial and operating results (including the anticipated impact of the proposed transaction on Synovus’ and Pinnacle’s respective earnings and tangible book value), statements related to the expected timing of the completion of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. You can identify these forward- looking statements through the use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’, Pinnacle’s or combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus, Pinnacle or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus or Pinnacle and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication. Many of these factors are beyond Synovus’, Pinnacle’s or the combined company’s ability to control or predict. These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Synovus’ business and to Pinnacle’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the amount of the costs, fees, expenses and charges related to the transaction,

(5) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed transaction, (6) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (7) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (8) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (9) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed transaction, (10) the possibility the combined company is subject to additional regulatory requirements as a result of the proposed transaction or expansion of the combined company’s business operations following the proposed transaction, (11) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Synovus, Pinnacle or the combined company and (12) general competitive, economic, political and market conditions and other factors that may affect future results of Synovus and Pinnacle including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; and capital management activities. Additional factors which could affect future results of Synovus and Pinnacle can be found in Synovus’ or Pinnacle’s filings with the Securities and Exchange Commission (the “SEC”), including in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Synovus’ Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and in Pinnacle’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Synovus and Pinnacle do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.